Fair value measurements	12 Months Ended
Mar. 31, 2022
Fair value measurements
Fair value measurements
20	Fair value measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Investment in equity securities - based on quoted market prices on the last trading value as of March 31, 2021 and 2022. Such investments are classified as Level 1 in the hierarchy.

Short-term financial instruments (including cash and cash equivalents, accounts receivable, prepaid expenses and other receivables, accounts payable, accrued expenses and other payables) - cost approximates their respective fair values due to their short-term nature.

Non-current accounts receivable - The carrying amounts of non-current accounts receivable approximate their fair value. The fair value is estimated using discounted cash flow analysis based on the customers’ incremental borrowing rates for similar borrowing.